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Exhibit 10.44.2

AMENDMENT NO. 3
TO THE FEBRUARY 2001 WAMU SHARES PLAN

        On July 16, 2002, the Board of Directors of Washington Mutual, Inc. ("Company") approved an additional grant of options to purchase 4,497,900 shares under the Plan and amended the February 2001 WaMu Shares Plan ("Plan"). Whereas the minutes of the Board meeting reflect the Board's intent to authorize an additional 4,497,900 shares of stock under the Plan, the following amendment to the Plan is necessary to carry out that intent and is hereby adopted:

  Section 5.2 of the February 2001 WaMu Shares Plan is hereby amended by increasing the maximum aggregate number of shares of Stock that may be issued from 3,300,000 to 7,797,900.

        IN WITNESS WHEREOF, Washington Mutual, Inc., acting through the undersigned authorized representative, has executed this Amendment effective as of the 16th day of July, 2002.

WASHINGTON MUTUAL INC
/s/ DARYL D. DAVID Daryl D. David Executive Vice President, Human Resources

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AMENDMENT NO. 3 TO THE FEBRUARY 2001 WAMU SHARES PLAN